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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 14, 2001

                          ACT Teleconferencing, Inc.
            (Exact name of registrant as specified in its charter)

       Colorado                      0-27560                      84-1132665
(State of Incorporation)        (Commission File No.)            (IRS Employer
                                                             Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado                     80401
(Address of principal executive offices)                           (Zip Code)

                                 (303) 235-9000
                        (Registrant's telephone number)

Item 7.  Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

Item 9.  Regulation FD Disclosure

Under Regulation FD, ACT Teleconferencing is filing this 8k. Attached is a press release dated August 14, 2001 regarding our financial performance for second quarter and the six months ended June 30, 2001.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ACT Teleconferencing, Inc.
                                                      (Registrant)



Date: August 14, 2001                             By: /s/Gavin Thomson
                                                      --------------------------
                                                      Gavin Thomson
                                                      Chief Financial Officer


                                 Exhibit Index

No.  Description
---  ----------------------
(All exhibits are filed electronically)

99.1  Press release dated August 14, 2001.

                                       2